UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

Kaiser Federal Financial Group, Inc.
(Exact Name of Registrant as Specified in its charter)

Maryland	001-34979	26-1500698
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1359 N. Grand Avenue, Covina, CA 91722
Address of principal executive offices

(626) 339-9663
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On October 24, 2012, the Company held its Annual Meeting of Stockholders.  At the Annual Meeting, stockholders considered the election of directors, the ratification of the independent registered public accounting firm and an advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement.  A breakdown of the votes cast is set forth below.

1.	The election of directors.

	For	Withheld	Broker non-votes
Giovani O. Dacumos	7,382,593	33,741	758,829
Michael J. Sacher	7,007,818	408,516	758,829
Robert C. Steinbach	7,374,821	41,513	758,829
Dustin Luton	7,375,654	40,680	758,829

2.      The ratification of the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2013.

For	Against	Abstain	Broker non-votes
8,151,427	14,808	8,928	—

3.      An advisory, non-binding resolution to approve executive compensation as described in the Proxy Statement.

For	Against	Abstain	Broker non-votes
7,342,571	15,950	57,813	758,829

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER FEDERAL FINANCIAL GROUP, INC.
DATE: October 25, 2012	By:	/s/ Dustin Luton
Dustin Luton
President and Chief Executive Officer
(Duly Authorized Representative)